SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                      Securities and Exchange Act of 1934


Date of Report   (Date of earliest event reported)     July 30, 1996 (June 4,
1996)


               MANAGEMENT TECHNOLOGIES, INC.
- -------------------------------------------------------

Exact name of Registrant as specified in its Charter)


                         NEW YORK
- -------------------------------------------------------

(State of other jurisdiction of incorporation)


     0-17206                                 13-3029797
- --------------------                    -------------------------

Commission File No.                     I.R.S. Employer Identification


335 Madison Avenue, New York, NY                  10017
- --------------------------------             -------------------------

Address of principal                         Zip Code
executive offices


     (212)  557-0022
- -------------------------

Registrant's telephone
number, including area code





ITEM 5.   OTHER EVENTS
     On June 4, 1996, the Registrant (the "Company") entered into Regulation S Distribution Agreement with U.S. Milestone Corporation to place an offering consisting of 1,000,000 shares of common stock of the Company for a consideration of $500,000.
     On June 4, 1996, the Company completed transactions to sell 1,000,000 shares of common stock to Silverstone International Corp. ("Silverstone") pursuant to Regulation "S" under the Securities Act of 1933 for a consideration
of $500,000 representing $0.50 per share.   The Company paid an escrow fee in
the amount of $2,500.  Silverstone is not an affiliate of the Company.
ITEM 7:   EXHIBITS
10.205         Copy of Regulation S Distribution Agreement between the Company
and            U.S. Milestone Corporation dated June 4, 1996.
10.206         Copy of Amendment to DistributionAgreement between the Company
and            U.S. Milestone Corporation dated June 11, 1996.
10.207         Copy of Offshore Securities Subscription Agreement between the
               Company and Silverstone International Corp. dated June 4, 1996

                                     SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

  Dated:  New York, N.Y.
  July 30, 1996


                              MANAGEMENT TECHNOLOGIES, INC.
                              (Registrant)

                         /s/ Peter Morris
                             --------------------------------

                              PETER MORRIS